Initial Public Offering	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
Initial Public Offering
NOTE 3. INITIAL PUBLIC OFFERING
Pursuant to the IPO, the Company sold 69,000,000 Units at a purchase price of $10.00 per Unit, including 9,000,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one Class A ordinary shares (the “Public Shares”) and one-quarter
of one redeemable warrant (“Public Warrant” and together with the Private Placement Warrants, the “Warrants”). Each whole Warrant entitles the holder to purchase one share of Class A ordinary shares at an exercise price of $11.50 per share, subject to adjustment (see Note 8).